EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q/A for the Quarter Ended June 30, 2005 (the "Report") by Tag-It Pacific, Inc. ("Registrant"), each of the undersigned hereby certifies that:

         1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       to the best of our knowledge, the information contained in the
                  Report  fairly  presents,   in  all  material  respects,   the
                  financial condition and results of operations of Registrant.



Dated:  April 17, 2006                    /S/ STEPHEN P. FORTE
                                          --------------------------
                                          Stephen P. Forte
                                          Chief Executive Officer


Dated:  April 17, 2006                    /S/ LONNIE D. SCHNELL
                                          --------------------------
                                          Lonnie D. Schnell
                                          Chief Financial Officer